Exhibit 32.1

CERTIFICATION
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
UNITED STATES CODE)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of Title 18, United States Code), the undersigned officer of En2Go International, Inc., a Nevada corporation (the “Company”), does hereby certify with respect to the Annual Report of the Company on Form 10-K for the year ended August 31, 2009 as filed with the Securities and Exchange Commission (the “10-K Report”) that:

(1)	the 10-K Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the 10-K Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 15, 2009	By: PAUL FISHKIN Paul Fishkin Chief Executive and Chief Financial Officer